Exhibit 99.2

PRO FORMA FINANCIAL STATEMENTS

PACIFIC LAND AND COFFEE CORPORATION (REGISTRANT)

AND INTERNATIONAL COFFEE TECHNOLOGIES, INC.

(ACQUIREE)

The following pro forma financial statements are provided with respect to the acquisition of Integrated Coffee Technologies, Inc. (“ICTI”) , by Pacific Land and Coffee Corporation (“PLAC”) which took place on December 18, 2007. The fiscal year end of ICTI is December 31, and the fiscal year end of PLAC is March 31.  Because the fiscal year ends are less than 93 days apart, there is no requirement to bring ICTI’s financial statements up to March 31 (Regulation S-X 11.02(c ) (3). The acquisition is being accounted for as a purchase.  PLAC acquired ___% of ICTI (including certain shares issued in escrow to ICTI shareholders who will commit to exchange in the future) by the issuance of _______ newly issued shares of PLAC common stock.

The pro forma condensed statements of operations are being presented assuming the acquisition was consummated at the beginning of the periods presented. The pro forma balance sheets are presented assuming the acquisition was consummated at the end of the periods presented.

PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

For the Year ended March 31, 2007 as to PLAC and

December 31, 2006 as to ICTI

PLAC

ICTI

Pro Forma

Historical

Historical

Adjustments

Total

Revenues

Sales

$

122,120

$

--

$

--

$

122,120

Total Revenues

122,120

--

--

122,120

Cost of Sales

83,224

--

--

83,224

Gross Profit

38,396

--

--

38,396

General & Administrative

Expenses

75,503

605,170

--

680,673

Research and Develop.

230,014

--

230,014

Bad Debt Expense

10,379

0

--

10,379

Net Loss from Operations

(46,986)

(835,184)

--

(882,170)

Other Income (Expense):

Other income

13,245

--

13,245

Interest Expense

(5,855)

(150,388)

--

(156,243)

Total Other Income (Expense)

(52,841

(137,143)

--

(142,998)

Net Loss before Income Taxes

$

(52,841)

$

(972,327)

$

--

$

(1,025,168)

Provision for Income Taxes

$

0

$

0

$

--

$

0

Net Income

(52,841)

(972,327)

277,113

(748,055)

Net Loss per Share

$

(0.01)

$

(0.16)

$

.10

$

(0.07)

Weighted Average Shares

Outstanding

3,333,333

6,140,271

1,503,879

10,977,483

Pro forma adjustments consist of an adjustment for the issuance of 7,644,150 shares of PLAC in exchange for 71.5% of the outstanding shares of ICTI, and an adjustment for the 28.5% in minority interest of ICTI not acquired.

PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

For the nine months ended September 30, 2007 as to PLAC and

as to ICTI

PLAC

ICTI

Pro Forma

Historical

Historical

Adjustments

Total

Revenues

Sales

$

171,251

$

--

$

--

$

171,251

Total Revenues

171,251

--

--

171,251

Cost of Sales

98,106

--

--

98,106

Gross Profit

73,145

--

--

73,145

General & Administrative

Expenses

215,958

360,077

--

576,035

Research and Develop.

133,490

--

133,490

Bad Debt Expense

9,966

0

--

9,966

Net Loss from Operations

(152,779)

(493,567)

--

(646,346)

Other Income (Expense):

Other income

--

--

--

Interest Expense

(9,196)

(2,766)

--

(11,962)

Total Other Income (Expense)

(9,196

(2,766)

--

(11,962)

Net Loss before Income Taxes

$

(161,975)

$

(496,333)

$

--

$

(658,308)

Provision for Income Taxes

$

0

$

0

$

--

$

0

Net Income

(161,975)

(496,333)

134,875

(658,308)

Net Loss per Share

$

(0.05)

$

(0.03)

$

.10

$

(0.05)

Weighted Average Shares

Outstanding

3,333,333

17,651,068

1,503,879

10,977,483

Note that the three months ended March 31, 2007 of PLAC are also included in PLAC’s year ended March 31, 2007 statements on the previous page. Pro forma adjustments consist of an adjustment for the issuance of 7,644,150 shares of PLAC in exchange  for 71.5% of the outstanding shares of ICTI, and an adjustment for the 28.5% in minority interest of ICTI not acquired.

PRO FORMA BALANCE SHEETS

As of  March 31, 2007 as to PLAC and

December 31, 2006 as to ICTI

PLAC

ICTI

Pro Forma

Historical

Historical

Adjustments

Total

Assets

 Cash

$

1,401

$

713,658

$

--

$

715,059

Advances

38,600

--

38,600

Accounts Receivables, net

    15,587

--

--

15,587

Total Current Assets

16,988

752,258

--

769,246

Property & Equipment, net

44,448

55,199

--

99,647

Patents/Licenses

822,994

--

822,994

Deposits

5,408

3,000

--

8,408

Total Assets

$

66,844

$

1,633,451

$

--

$

1,700,295

Current Liabilities

Accounts Payable

$

31,531

$

389,640

$

--

$

421,171

Accrued Liabilities

26,956

11,194

--

38,150

Current portion, long term debt

11,334

--

--

11,334

Related Party Loans and Interest

24,102

815,941

--

840,043

Total Current Liabilities

93,923

1,216,775

--

1,310,698

Long Term Debt

35,081

--

--

35,081

Preferred Stock

--

--

--

--

Common Stock

3,333

1,765

5,879

10,977

Additional Paid in Capital

4,147

16,362,080

(5,879)

16,360,348

Accumulated deficit

(69,640)

(15,947,169)

--

(16,016,809)

Less—minority interest

--

(118,753)

(118,753)

Total Stockholders’ Equity(Deficit)

(62,160)

416,676

(118,753)

235,763

Total Liabilities and Stockholders

Equity

66,844

1,633,451

1,700,295

Pro forma adjustments consist of an adjustment for the issuance of 7,644,150 shares of PLAC in exchange for 71.5% of the outstanding shares of ICTI, and an adjustment for the 28.5% in minority interest of ICTI not acquired (.285 times $416,676). Common stock of  PLAC adjusted  for a one-for three reverse stock split effected after  March 31, 2007.

PRO FORMA BALANCE SHEETS

As of  September 30, 2007 as to both PLAC and ICTI

PLAC

ICTI

Pro Forma

Historical

Historical

Adjustments

Total

Assets

 Cash

$

1,662

$

53

$

--

$

1,715

Advances

42,659

--

42,659

Accounts Receivables, net

    18,760

--

--

18,760

Total Current Assets

20,422

42,722

--

63,134

Property & Equipment, net

38,195

81,401

--

119,596

Patents/Licenses

783,632

--

783,632

Deposits

5,408

7,500

--

12,098

Total Assets

$

64,025

$

915,255

$

--

$

978,460

Current Liabilities

Accounts Payable

$

41,276

$

481,998

$

--

$

523,274

Bank overdraft

--

1,194

--

1,194

Accrued Expenses

27,270

214,892

--

242,162

Current portion, long term debt

12,628

--

--

12,628

Related Party Loans and Interest

54,775

296,828

--

351,603

Total Current Liabilities

135,939

994,912

--

1,130,861

Long Term Debt

28,976

--

--

28,976

Preferred Stock

900

--

--

900

Common Stock

3,803

1,765

5,879

11,447

Additional Paid in Capital

84,935

16,362,080

(5,879)

16,441,136

Accumulated deficit

(190,528)

(16,443,502)

--

(16,634,030)

Less—minority interest

--

22,702

22,702

Total Stockholders’ Equity(Deficit)

(100,890)

(79,657)

(22,702)

(157,845)

Total Liabilities and Stockholders

Equity

64,025

915,255

978,460

Pro forma adjustments consist of an adjustment for the issuance of 7,644,150 shares of PLAC in exchange for 71.5% of the outstanding shares of ICTI, and an adjustment for the 28.5% in minority interest of ICTI not acquired (.285 times ICTI’s shareholder deficit of $79,657).